UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2007 (August 8, 2007)

American Claims Evaluation, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

0-14807 (Commission File Number)	11-2601199 (IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York (Address of Principal Executive Offices)	11753 (Zip Code)

(516) 938-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2007, American Claims Evaluation, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2007. The press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2007, the Board of Directors of the Company adopted amendments (the “Amendments”) to the By-Laws of the Company (the “By-Laws”). The Amendments are effective as of August 8, 2007. Set forth below is a description of the Amendments to the By-Laws including the prior provision of each By-Law so amended.

Article I, Section 1, of the By-Laws has been amended to provide that the shares of stock of the Company may be represented by certificates or may be uncertificated. Section 1 has been amended to provide that absent a specific request for a certificate, all shares may be uncertificated upon the original issuance of such shares by the Company or upon surrender of the certificate representing such shares to the Company or its transfer agent. Previously, the By-Laws did not provide for the issuance of uncertificated shares.

Article I, Section 1 of the By-Laws has also been amended to provide that the Board of Directors may direct uncertificated shares or, if requested by the registered owner, a new certificate to be issued in place of any certificate previously issued by the Company alleged to have been lost or destroyed. Previously, the By-Laws did not provide for the issuance of uncertificated shares in the case of a lost or destroyed certificate.

Article I, Section 3, of the By-Laws has been amended to provide that transfers of record of shares of the capital stock of the Company shall be made upon its books by the holders of such shares, in person or by attorney duly authorized, and upon either the surrender of a certificate for a like number of shares, properly endorsed or accompanied by a properly endorsed stock power, or upon presentation of proper transfer instructions from the holder of record of uncertificated shares. Previously, the By-Laws did not provide for transfers of record of uncertificated shares.

Article I of the By-Laws has been amended by adding a new Section 8 “Regulations” to provide that except to the extent that the exercise of such power shall be prohibited or circumscribed by the By-Laws, by the Certificate of Incorporation, or other certificate filed pursuant to law, or by statute, the Board of Directors shall have power to make such rules and regulations concerning the issuance, registration, transfer and cancellation of stock certificates and uncertificated shares as it shall deem appropriate. Previously, the By-Laws did not grant the Board of Directors the power to make rules and regulations concerning issuance, registration, transfer and cancellation of uncertificated shares.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 3(b)	Text of Amendments to By-Laws of American Claims Evaluation, Inc.
Exhibit 99.1	Press Release of American Claims Evaluation, Inc., dated August 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLAIMS EVALUATION, INC.
Date: August 10, 2007	By:	/s/ Gary Gelman
Gary Gelman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3(b)	Text of Amendments to By-Laws of American Claims Evaluation, Inc.
99.1	Press Release of American Claims Evaluation, Inc., dated August 10, 2007.